SECURITIES AND EXCHANGE COMMISSION

                    Washington D.C.  20549



                           FORM 8-K



                        CURRENT REPORT



            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 12, 2001


                   SK TECHNOLOGIES CORPORATION
      (Exact name of registrant as specified in its charter)


         Delaware                  0-18184           52-1507455
(State or other jurisdiction     (Commission      (IRS Employer
 of incorporation)                File Number)     Identification
                                                   No.)


      500 Fairway Drive, Suite 104, Deerfield Beach, FL 33441
    (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (954) 418-0101


                         Not Applicable
   (Former name or former address, if changed since last report)

Item 1.     Change in Control of Registrant.

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

The Company will be vacating their current facilities at 500
Fairway Drive, Suite 104, Deerfield Beach, Florida on October 19,
2001. Management of the Company does not have any future plans to open a new facility.

Item 6.     Resignation of Registrant's Directors.

On October 12, 2001 C. Shelton James resigned as a director of the Company to pursue other business interests. There have been no disagreements between Mr. James and the Company on any matters.

Item 7.     Financial Statement and Exhibits.

            Not Applicable.

Item 8.     Change in Fiscal Year.

            Not Applicable.



















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
                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SK TECHNOLOGIES CORPORATION


                              By:     /s/  Calvin S. Shoemaker
                                   Calvin S. Shoemaker, President


DATED:  October 17, 2001






































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